POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints each of David K. Meehan, Jeffrey S. Bragg and Kelly K. King, signing singly, the undersigned's true and lawful attorney-in-fact to:

           (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a more than 5% shareholder of Insurance Management Solutions Group, Inc. (the "Company"), any and all forms, applications and other documents as may be necessary or advisable for the undersigned to file under the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Forms 3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, in accordance with Section 16(a) and Section 13(d), respectively, of the Exchange Act (collectively, "Documents"); and

           (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and timely file such Documents with the United States Securities and Exchange Commission and any stock exchange or similar authority.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Documents with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 1999.

                                        BANKERS INTERNATIONAL FINANCIAL
                                        CORPORATION


                                        By:  /s/ G. Kristin DeLano
                                           -------------------------------------
                                             Name:    G. Kristin DeLano
                                             Title:  Corporate Secretary

                                POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints each of Bankers Insurance Group, Inc., David K. Meehan, Jeffrey S. Bragg and Kelly K. King, signing singly, the undersigned's true and lawful attorney-in-fact to:

           (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a more than 5% shareholder of Insurance Management Solutions Group, Inc. (the "Company"), any and all forms, applications and other documents as may be necessary or advisable for the undersigned to file under the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Forms 3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, in accordance with Section 16(a) and Section 13(d), respectively, of the Exchange Act (collectively, "Documents"); and

           (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and timely file such Documents with the United States Securities and Exchange Commission and any stock exchange or similar authority.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Documents with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and is granted for a maximum period of one year from the date hereof.

          The attorneys-in-fact shall report to the Directors of the undersigned company all actions undertaken by them under the powers granted to them by this Power of Attorney and shall forward to them copies of all correspondence, contracts and agreements signed by them upon each and every exercise of the Power of Attorney.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 1999.

                                        BANKERS INTERNATIONAL FINANCIAL
                                        CORPORATION, LTD.

                                        By:   CAWSAND LIMITED


                                        By:  /s/ Ginette LaRiviere
                                           -------------------------------------
                                             Name:  Ginette LaRiviere
                                             Title: for and on behalf of Cawsand
                                                    Limited, Director

                                POWER OF ATTORNEY

          Know all by these presents, that the undersigned hereby constitutes and appoints each of Bankers Insurance Group, Inc., David K. Meehan, Jeffrey S. Bragg and Kelly K. King, signing singly, the undersigned's true and lawful attorney-in-fact to:

           (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a more than 5% shareholder of Insurance Management Solutions Group, Inc. (the "Company"), any and all forms, applications and other documents as may be necessary or advisable for the undersigned to file under the Securities Exchange Act of 1934 and the rules thereunder (the "Exchange Act"), including, without limitation, Forms 3, 4 and 5 and Schedules 13D and 13G, and any amendments thereto, in accordance with Section 16(a) and Section 13(d), respectively, of the Exchange Act (collectively, "Documents"); and

           (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Documents and timely file such Documents with the United States Securities and Exchange Commission and any stock exchange or similar authority.

          The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Exchange Act.

          This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Documents with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact and is granted for a maximum period of one year from the date hereof.

          The attorneys-in-fact shall report to the Directors of the undersigned company all actions undertaken by them under the powers granted to them by this Power of Attorney and shall forward to them copies of all correspondence, contracts and agreements signed by them upon each and every exercise of the Power of Attorney.

          IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of February, 1999.

                                        BANKERS INTERNATIONAL FINANCIAL
                                        CORPORATION II TRUST

                                        By:   ANSBACHER (CAYMAN) LIMITED
                                            Ansbacher (Cayman) Limited, Trustee


                                        By:  /s/ J. Bryan Bothwell
                                           -------------------------------------
                                            Name:  J. Bryan Bothwell, authorised
                                                     signatory


                                        By:  /s/ Ginette LaRiviere
                                           -------------------------------------
                                            Name:  Ginette LaRiviere, authorised
                                                     signatory